UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 28, 2008

Tortoise Capital Resources Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 Mastin Blvd., Suite 222, Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On March 28, 2008, Tortoise Capital Resources Corporation (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with U.S. Bank National Association (“U.S. Bank”), as lender, agent and lead arranger, First National Bank of Kansas, and Wells Fargo Bank, N.A. (“Wells Fargo”) (each a “Bank” and collectively, the “Banks”), amending the Credit Agreement dated as of April 25, 2007 among the Company, U.S. Bank and Bank of Oklahoma, as amended by the First Amendment to Credit Agreement dated as of  July 18, 2007, the Second Amendment to Credit Agreement dated as of September 28, 2007, and the Third Amendment to Credit Agreement dated as of March 21, 2008 (as so amended, the “Credit Agreement”, and as amended by the Fourth Amendment, the “Amended Credit Agreement”).  The Fourth Amendment increased the total credit facility to $50 million and included Wells Fargo as a lender. The Amended Credit Agreement terminates on March 20, 2009.

The description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment that is filed hereto as Exhibit 10.1 and incorporated herein by reference.

U.S. Bank serves as the Company’s custodian for its securities and other assets pursuant to a custody agreement.  U.S. Bank also serves as custodian for Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), and two private funds advised by the Company’s investment adviser, which are affiliates of the Company.  In addition, U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, provides fund accounting services to the Company pursuant to a fund accounting servicing agreement and provides fund administration services and fund accounting services to TYG and TYY, pursuant to fund administration servicing agreements and fund accounting servicing agreements, as well as fund accounting services to one of such private funds pursuant to a fund accounting servicing agreement.  In addition, each of TYG, TYY and TYN have entered into interest rate swap contracts with U.S. Bank to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)         Exhibits

10.1
Fourth Amendment to Credit Agreement dated as of March 28, 2008 by and among Tortoise Capital Resources Corporation, U.S. Bank National Association, First National Bank of Kansas and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TORTOISE CAPITAL RESOURCES CORPORATION

Dated:  April 1, 2008                                                                                           By:  /s/ Terry Matlack
                                                    Terry C. Matlack
                                                    Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
Fourth Amendment to Credit Agreement dated as of March 28, 2008 by and among Tortoise Capital Resources Corporation, U.S. Bank National Association, First National Bank of Kansas and Wells Fargo Bank, N.A.